UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Current Accountants

On April 12, 2006, Navistar International Corporation (the company) filed a Current Report on Form 8-K (the April 12th 8-K) announcing, among other items, the dismissal of the company’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). The April 12th 8-K is hereby incorporated herein by reference. In addition to the matters reported therein, the company notes that Deloitte previously identified the following significant deficiencies in company’s internal controls that existed on October 31, 2004 and that in Deloitte’s judgment were considered to be material weaknesses: (i) the design of internal controls to appropriately apply certain generally accepted accounting principles at the company’s finance subsidiary, Navistar Financial Corporation (NFC), that resulted in a restatement of the financial statements; (ii) the lack of timely resolution of outstanding reconciling items in NFC’s collection (suspense) account reconciliations; and (iii) the lack of sufficient controls to enable the company to previously identify and reconcile in a timely fashion accounts payable recorded by its Mexican manufacturing operations.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the company provided Deloitte with a copy of its disclosures contained in the April 12th 8-K and requested that Deloitte furnish the company with a letter addressed to the Securities and Exchange Commission (SEC) stating whether or not it agrees with the statements made by the company in the April 12th 8-K. On April 26, 2006, the company received Deloitte’s response letter; a copy of that letter is attached hereto as Exhibit 16. By filing the letter as an exhibit as required by SEC regulations, the company is not necessarily indicating its agreement with the statements contained therein.

ITEM 8.01. OTHER EVENTS.

As disclosed in the April 12th 8-K, the company’s Audit Committee initiated an investigation into the propriety of accounting and auditing confirmation matters relating to vendor rebates in fiscal year 2005. This investigation is substantially complete, and in an interim report to the Audit Committee the independent investigator indicated that based upon the evidence reviewed so far, the independent investigator has not concluded that there was any fraud or intentional misconduct.

As disclosed in the April 12th 8-K, the company announced the employment of James A. Blanda as interim Corporate Controller. Because of the interim nature of his employment, Mr. Blanda was not elected as an executive officer and therefore the terms of his employment arrangement will not be disclosed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

	Exhibit No.	Description	Page

	16	Letter regarding Change in Certifying Accountant	E-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: April 28, 2006	/s/ Robert C. Lannert

Robert C. Lannert Vice Chairman and Chief Financial Officer